BMO Agricultural, Protein & Fertilizer Conference Jim Prokopanko, President and Chief Executive Officer May 14, 2009 Exhibit 99.1

Good morning, everyone.
Thank you for attending.  I’d like to thank Edwin Chee at BMO for giving me this opportunity to meet with you this morning.  I’ll talk about how spring has shaped up, the market catalysts we need to keep an eye on going forward…. and reaffirm why our viewpoint about the long-term strength of the crop nutrition industry and agriculture remains rock solid.

Slide 2
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks;
changes in government policy; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in Central Florida or the
Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy,
Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the
Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.

Before I proceed, I need to remind you that our presentation contains forward-looking statements.
The remarks I make are based on information and understandings we believe to be accurate as of today’s date – May 14, 2009.
Actual results are likely to differ from those set forth in the forward-looking statements.

Slide 3 Strategic Focus Deliver value for shareholders Focus on Potash and Phosphate •Grow Potash •Strengthen Phosphate Optimize Offshore distribution Maintain a strong balance sheet

We are confident in Mosaic’s long-term outlook, despite the market disruptions we’ve all been experiencing.  Agriculture fundamentals remain rock solid because of the increasing global demand for food, fuel and feed.
Mosaic is well-positioned to capitalize on these fundamentals with our vertically integrated operations…mines through production and distribution and leading market positions in potash and
phosphates.
Our story has not changed, despite a lackluster spring season with cool, wet and slow
North American planting conditions, which I’ll speak about shortly.
Our strategic priorities continue to be focused on growth.  We will grow our potash business through expansions, and grow opportunistically in phosphates.  In Mosaic’s
Offshore segment, we are exploring initiatives to enhance the company’s presence in key growth regions around the world. These strategies are well underway -- supported by a strong balance sheet.

Slide 4
Positioned for Significant Growth
Capitalizing on long-term fundamentals
Generated strong cash flow, reduced debt &
achieved investment grade status
Executing on Mosaic strategy
An Industry Leader Emerges –
An Industry Leader Emerges –
Prepared for Long-Term Growth…
Prepared for Long-Term Growth…
As Well as the Near-Term Downturn
As Well as the Near-Term Downturn

Mosaic is taking the steps necessary to capitalize on attractive long-term agriculture fundamentals. We take pride in our strong cash generation which allowed us to pay down a significant amount of debt – and achieve investment grade status -- long before many thought possible and remain financially strong during the current economic downturn.
We’ve developed a robust, value-creating strategic plan and are executing against it.
Mosaic has emerged as an industry leader with the goal of becoming the very best company in the crop nutrition industry.  This means focusing on generating top-tier shareholder value.

Slide 5
Value Creation – Cash Flow Drivers
Sales: volume, price, business mix
Operating margin: costs & expenses
Working capital: receivables, inventory & payables
Cash taxes
Capital expenditures
Capital structure
Supported By
Supported By
Strong Governance & Controls
Strong Governance & Controls

We are positioned financially, strategically, operationally and with the talent to serve customers and execute on the strong, long-term fundamentals of the agricultural sector and -- to create value for customers and for you, our shareholders.
Ultimately that means cash.  Listed here are the levers we can pull to generate cash in years to come.  It starts with revenue, which is a function of price, volume, and product mix, and continues with operating margin.  Efficient use of working capital is another cash flow driver, as are the taxes we pay.
Operating cash flow is used to fund capital expenditures, with remaining cash used for liquidity and strategic purposes, as well as funding shareholder distributions. We support these cash flow dynamics with an appropriate capital structure, and ensure we have strong governance practices and controls in place.

(in millions)
$1,100
$900
$700
$500
$300
$100
-$100
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

Slide 6 Cash Flow from Operations

These value drivers work together to produce operating cash flow. Our track record on this front has been excellent, though results have been less robust the second half of this fiscal year.

Slide 7
Cash Allocation Priorities
Invest to maintain/grow existing business
• Growing proportion of growth/opportunity projects
• Disciplined capital allocation process
Maintain liquidity buffer
• To protect against cyclical downturn
• To allow pursuit of strategic opportunities
Shareholder distributions
• Modest annual dividend
• Potential additional distributions of excess cash longer-term

We’ll use this strong cash flow we generate to grow the business through internal investments, following a disciplined review and approval process for making these investments.  Recently, our Board of Directors approved a sizeable piece of our previously announced potash expansions programs, which I’ll talk about more shortly.
We maintain a large liquidity buffer, which may be used in part to fund strategic opportunities that arise.
Mosaic distributes cash to shareholders through our annual regular dividend and, potentially, through additional distributions longer-term – in amounts, forms, and at a time yet to be determined.

Return on Invested Capital 2.3% 8.0% 30.2% 28.8% 0% 5% 10% 15% 20% 25% 30% 35% FY06 FY07 FY08 12 Mos Feb 09 Note: See appendix for ROIC reconciliation

We drive a strong return on capital when we maximize the cash flow drivers I described a few minutes ago.  Here you see the strong results we have achieved with invested capital.
Next I’ll spend a few moments reviewing each of our business segments.

Value Driver: Potash Revenue Potash Sales Volume - 2.0 4.0 6.0 8.0 FY2006 FY2007 FY2008 MOP Price $0 $100 $200 $300 $400 $500 $600 FY2006 FY2007 FY2008 Q1 FY09 Q2 FY09 Q3 FY09 Annual Quarterly

The price momentum in the potash business has been very strong until recent months, when sales demand came to a halt.
Until this fiscal year, we’ve captured steady growth in potash volume.  We expect volume to decline significantly this fiscal year due to weak demand.  In the medium and longer term, we expect steady growth in potash volume and remain convinced our expansion plans will fill the increasing demand for potash globally.

Slide 10
Leading Global Potash Producer
Mosaic potash production
•
14% Global
•
40% North America
•
Five mines
Low-cost & competitive
industry position
World capacity approximates 73
million tonnes (all potash products)
0 5 10 15
PotashCorp
Mosaic
Belaruskali
Kali & Salz
Silvinit
Uralkali
Million tonnes product
•Potash Fertilizer Capacity
Source: Fertecon / Mosaic

Mosaic is one of the world’s top producers of potash with an estimated 14% of global market share.  This is noteworthy because potash is produced in only 12 countries in the world, and agricultural giants such as China, India and Brazil are import dependent.

Slide 11
Leading Global Potash Producer
Mosaic potash production
•
14% Global
•
40% North America
•
Five mines
Low-cost & competitive
industry position
World capacity approximates 73
million tonnes (all potash products)
0 5 10 15
PotashCorp
Mosaic
Belaruskali
Kali & Salz
Silvinit
Uralkali
Million tonnes product
Source: Fertecon / Mosaic
•Potash Fertilizer Capacity

And with the imminent reversion to us of 1.3 million tonnes – currently produced for a competitor under a tolling agreement -- our capacity improves both in size and in scale. We estimate this tonnage will revert to Mosaic in 2010.
Because of historically low application rates in developing countries, we believe potash demand will be robust because its nutritional value is more critical than ever in optimizing crop yields and increasing food production.

Capacity (mil tonnes KCl)
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Slide 12
Growth Opportunities - Our Potash Expansions
* The projected annual capacity includes approximately 1.3 million tonnes (as shaded in blue) that we currently produce under a third party tolling agreement at our Esterhazy, Saskatchewan potash mine.  Based on current information and mine plans, we estimate this capacity will revert to Mosaic during the second half of calendar year 2010 although the customer appears to believe the expiration date will be around the end of calendar 2011.
Growth from 10.4 to
16.8* million tonnes
Location
Estimated
Annual
Capacity
Increase
(tonnes in millions)
Estimated
Completion
Belle Plaine 2.0                2015 - 2020
Colonsay 1.3                2011 - 2017
Esterhazy 1.8                2013 - 2016
Total 5.1
-
2
4
6
8
10
12
14
16
18

One of the value drivers for potash is our planned capacity expansions at existing
Saskatchewan mines.  Mosaic’s expansions are expected to increase annual capacity by over five million tonnes, to nearly 17 million tonnes ---ensuring we maintain the position as one of the premier potash companies in the world.  These are well-defined projects with exceptional return potential.  We are moving ahead despite the currently slow market conditions.
Equally important, we’re making these investments at an estimated average capital cost significantly lower than for greenfield projects.  The recent distress in the capital markets makes it ever more challenging for new investors to build and finance cost-effective greenfield projects.

First Quintile Weighted Average
Second Quintile Weighted Average
Third Quintile Weighted Average
Fourth Quintile Weighted Average
Fifth Quintile Weighted Average

Slide 13
Expansions Improve Mosaic’s Cost Structure
* Excludes Canadian Resource Taxes and Royalties for all Canadian potash producers.
Industry Cost Curve - MOP del US CB 2009 Q2*
0 10 20 30 40 50 60
Million Tonnes
Mosaic Average

One of the positive attributes of the potash industry is its relatively flat cost curve.  This chart shows estimated costs per tonne for all major potash producers.  Mosaic’s potash cost structure is competitive and will only improve as we achieve the expected increase in sales volume from our expansions.  The expected increase in sales volumes will leverage the existing assets at our three Canadian mines – thereby driving lower costs per tonne.

Slide 14 Shift in Business Mix (sales tonnes) Present Future Potash 49% Phosphates 51% Potash 60% Phosphates 40%

Mosaic’s business mix will also shift in favor of potash—once our expansions are complete.
We’re already a bigger potash player than most people realize or give us credit for and we intend to drive this business to a greater share of total volume.  This will start happening soon, and should have favorable valuation consequences.

Value Driver: Phosphates Revenue
Phosphate Sales Volume
-
2.0
4.0
6.0
8.0
10.0
FY2006 FY2007 FY2008
DAP Price
$0
$200
$400
$600
$800
$1,000
$1,200
FY2006 FY2007 FY2008 Q1
FY09
Q2
FY09
Q3
FY09
Annual
Quarterly

Turning to our Phosphate business, price momentum had been strong here as well – until it came to an abrupt halt and then reversal in the second half of this fiscal year. The supply and demand factors that I’ll speak about in a moment have recalibrated selling prices.
Volume will be down this fiscal year due to a decline in demand and reduced production.
Longer term, we are looking to sustain annual sales volumes in the 9 to 9.5 million tonne range.

Slide 16
World’s Largest Integrated Phosphate Producer
World’s largest capacity of
finished phosphate fertilizer
Mosaic phosphate
production market share
14% Globally
56% North America
World scale & efficient
operations
World capacity approximates 74
million tonnes (DAP/MAP/TSP)
0 3 6 9 12
Mosaic
OCP
PhosAgro
GCT
CF
•Phosphate Fertilizer Capacity
Million tonnes product

Our Phosphate business possesses its own attractive set of attributes due to its sheer size and the benefits of vertical integration – company-owned rock reserves  -- granulation capacity – and a worldwide supply chain and distribution network. We have the largest global capacity of finished phosphate fertilizer – by far.
Mosaic’s  rock reserves provide a significant competitive advantage over non-integrated producers. Non-integrated producers’ rock input costs are significantly higher than those of
Mosaic.
A strategic priority for phosphates is to secure additional rock sources outside of North
America.

First Quintile Weighted Average
Second Quintile Weighted Average
Third Quintile Weighted Average
Fourth Quintile Weighted Average
Fifth Quintile Weighted Average

Slide 17 Competitive Cost Structure Industry Cost Curve - DAP fob Plant/Port 2009 Q2 0 5 10 15 20 25 30 Million Tonnes Mosaic Average

But it’s not just about being the largest. The size and scale of our phosphate business produces significant cost efficiencies.  Here is a phosphate industry cost curve, similar to the one shown earlier for potash.  We have one of the lowest cost positions in the phosphate industry --and continue to focus on operational excellence to further leverage our strong asset base and maintain our cost advantage.  There is not a lot of new capacity coming on line in the next few years –which places us in a strong competitive advantage for years to come.

Slide 18 Phosphates – Operational Cost Savings Energy – heat recovery and conversion Logistics and transportation network

We are always working to enhance efficiencies, and in turn, lower costs.  For example, we spend roughly $120 million per year purchasing electricity to operate our phosphate plants and mines.  We continue to invest in waste heat recovery systems which will deliver significant energy savings, and we expect to be a net generator of electricity by 2015.
We also have a distribution network without peer in our industry.  This includes ports, barges and vessels and investments in unit train loading capabilities. In North America, approximately
70% of annual sales volume is shipped via unit train, while many competitors ship both fewer
and shorter trains.   This provides significant cost savings for us and our customers.

Slide 19
Offshore Assets Aligned with Global Demand
Canada
3 Mines
United States
7 Current & Future Mines
4 Phosphate Plants
Argentina
1 Warehouse & Blender
1 Production/Warehouse
Brazil
7 Warehouse & Blender
2 Production/Warehouse
China
2 Warehouse & Blender
2 Production/Warehouse
Thailand
1 Warehouse &
Blender
India
1 Warehouse

Mosaic’s North American-based Phosphate and Potash businesses are bolstered by production assets and distribution networks in prime growth regions, such as Asia and Latin
America.  These Offshore enterprises enable us to see the changes and trends in the global market first hand.

Business Outlook

Now let me shift to the business outlook.

Slide 21 Slide 21
Decline in grain prices from a year ago
Build-up of inventories in supply chain
Global economic slow down
Recalibration of phosphate pricing
Cold and wet spring in North America
What Got Us Here?

Before I discuss the long-term outlook, I’d like to recap some of the factors that impacted the spring season.
We have seen significant changes in buyer sentiment resulting from, among other factors, a decline in grain prices from record levels a year ago, a build-up in inventories in the distribution supply chains that needed to be purged, the global economic downturn and price recalibration of the phosphate market, primarily to reflect lower raw material input costs—not to mention – unfavorable weather in
North America.   The combination of these factors has made the spring season slower than we expected.
Nonetheless, various long-term trends convince us that this is a good business that will continue to create shareholder value.

Slide 22
Growing Global Affluence + Fuel
China and India:
GDP & middle class
growth trends
continue
USA:
Ethanol growth
to 15 billion
gallons by 2015
The 2009
mandate for
ethanol is
10.5 billion gallons
Brazil: Growth
trends in
soybean
yields and
planted area

The fundamental demand driver of this business is population growth, especially the growth of the middle class in developing countries.
Strong economic growth in a number of rapidly developing countries is creating a large, and increasingly affluent, middle class who demand better, healthier diets -- protein-rich and grain-
intensive diets that include meat and dairy products.
The middle class in China and India is projected to grow significantly.  This will result in a systemic and lasting change in grain and oilseed demand that we have never before experienced.
Brazil is another bright spot and a key growth region for Mosaic. Brazilian soybean production has increased 50% this decade as a result of a large expansion of planted area and higher yields. Production is forecast to continue to trend upward at a similar pace during the next decade.
The growing use of biofuels is also contributing to the increase in grain and oilseed demand.

Slide 23
Growing Grain & Oilseed Use
World Grain and Oilseed Use
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08E
Source:  USDA and Mosaic
Bil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol

Combine the boost from biofuels with the growth in the global middle class, and you get increasing global demand for grain and oilseeds.
According to USDA estimates, global grain and oilseed demand has recently been increasing
2.5 percent per year – twice the historical rate. Note that there have only been 3 years since the 1970s when global grain and oilseed use decreased year over year - - in 1974, 1988 and
1995.   In each of these years, this resulted from low production due to poor weather, not because of economic declines.
Note also that grain and oilseed demand increased in the recession years of 1981, 1982 and
1991. This point is compelling and indicates that people do not get less hungry, even in economic downturns.  Additionally, biofuel mandates only add pressure to produce still more grain and oilseeds.

Slide 24
Record Crop Needed in 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)

Farmers have responded to this demand and higher grain prices by growing bin-busting crops the last two years. Yet, this has not built stocks to secure levels. A decline in crop nutrient use this spring will… in all probability ….lower yields. You can see from the cross hatched bar that inventories are projected to increase this year but stocks as a percentage of use – noted by the yellow line -- are forecasted to at best increase modestly and remain at historically low levels.
Another bumper crop is required this year to build stocks to more secure levels.  There are substantial doubts as to whether this is possible, however, in light of 15 and 35% reductions in respective phosphate and potash application rates this year.
The three bars on the right side of this chart illustrate the potential outcomes for low, medium and high production-and-use scenarios in 2009.  The trend-line yields we’re showing next year are not good enough to meet projected demand, let alone build stocks to secure levels.  In fact, under the medium yield scenario, global grain and oilseed stocks decline about 12 million tonnes. A serious weather problem in
2009 could result in an 85 million tonne drawdown in stocks.

Slide 25
Farm Economics Remain Strong
RAVC - Return after Variable Cost
Returns After Variable Cost
for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
2005 2006 2007 2008 2009F 2010F
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn

Despite the volatile environment, farm economics remain strong – especially in North
America.
Recently farmers have been reluctant buyers of crop nutrients, due to unprecedented commodity price swings and expectations that potash pricing may fall.
With the spring season nearly complete with reduced crop nutrient use, many farmers should be ready this fall to restock crop nutrients, which are essential for higher yields and to replenish soil nutrients.  Equally important, most farmers around the world are well capitalized to fund input purchases.
Underscoring their financial strength -- as you see in this chart -- estimated farm returns in
2010 remain healthy.

Slide 26
DAP Market Margin*
Quarterly Averages Calculated from Weekly Published Spot Prices for a Central Florida Plant
100
200
300
400
500
600
700
800
Q1 07 Q2 Q3 Q4 Q1 08 Q2 Q3 Q4 Q1 09 Q2 Q3
Attractive Phosphate Market Margins
*Spot DAP price less spot sulfur and ammonia price
Near Term Drivers:
Grain prices
China exports
India demand
Source:  Fertecon, Green Markets, Mosaic

DAP prices took a sharp dive from year ago levels but have now recalibrated along with the dramatic decline in raw material costs.  These dynamics forced customers to the sidelines to wait for signals of a floor being established.
Future trends in phosphate hinges on overall global demand with a focus on grain prices and farmer economics --- Chinese export trends and India demand.
Longer term, we can produce excellent margins once we finalize selling through higher cost phosphate inventories in our Phosphate and Offshore segments. We expect lower cost raw materials to begin benefiting our phosphate gross margin in the latter half of the fourth quarter with more favorable impacts in the first quarter of fiscal 2010. The Offshore gross margin is expected to remain weak until crop nutrient demand improves and high-cost inventories are sold—which could take into the first quarter of fiscal 2010.

Slide 27
Key Drivers for Potash
MOP Prices
Quarterly Averages of Weekly Published Spot MOP c&f Brazil
100
250
400
550
700
850
1,000
1,150
Q1 07 Q2 Q3 Q4 Q1 08 Q2 Q3 Q4 Q1 09 Q2 Q3
$ Tonne
Source:  ICIS
Near-Term Drivers:
China contract
India demand
Grain prices

In the Potash business, the dramatic price increases  and high demand have leveled off.  We have reduced potash production in response to this slower demand and rising inventory levels.
Fourth quarter sales volumes are expected to be comparable to the lower than normal level in the third quarter.
Future sales volume and price movements in potash will be determined by several factors, including:
The timing and terms of the annual Chinese potash contract
India demand
And some of the same factors as phosphates related to grain prices and farmer economics
While any of these factors could swing one way or the other, long-term potash fundamentals remain excellent.

Slide 28 Growth Expected to Resume World Nutrient Use 110 120 130 140 150 160 170 180 190 200 95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F 11F 12F Source: IFA May and November 2008 Mil Tonnes

Aside from the near-term outlook, there are many reasons for optimism. World grain and oilseed stocks remain perilously low – while at the same time, the world population grows by
73 million people each year.  Revised data on nutrient use will be released in late May.  It may show some adjustments from current levels, yet the trend for continued growth as shown on this chart will remain intact. And while the media may have forgotten about global food security, it still remains a serious threat to the world.
One of the most immediate ways to grow more food is to increase yields through crop nutrition products.  And frankly, for both the Phosphates and Potash businesses, there are limited capacity additions coming on line in the next few years.
Reduced crop nutrient applications this spring, can mean only one thing –customers will return for product to rebuild the soil --and we’ll be ready to serve them when they do.

Slide 29
Key Takeaways
Mosaic is well positioned with phosphate, potash and a
distribution portfolio
Focus on value creation
Potash growth projects at attractive capital costs
Phosphate growth options in rock reserves and
acquisitions

In closing, I would like to emphasize four key points about Mosaic and what we are doing to position ourselves for the coming market upturn.  First, Mosaic is well-positioned in this industry with our vertically integrated operations, a strong balance sheet and a global presence. Our global scale is unmatched due to our strength in potash and phosphates.
Next, we are pulling the right levers to manage short-term uncertainty while keeping long-term value creation uppermost in our minds.
Finally, we are making significant investments to expand our capacity in Potash at competitive costs; and we are strengthening our Phosphates business through investments to increase efficiencies at our plants and mines, expanding rock reserves outside North Amercia and acquistions.  In short, we are continuing to push those value drivers designed to produce cash flow and generate returns for shareholders.
We remain confident in Mosaic’s long-term outlook and agricultural fundamentals remain positive because of continued global demand for food, fuel and feed.

Thank you

I appreciate you listening to Mosaic’s story and our outlook for the future. Now I’d be happy to take questions.